Exhibit 10.5

SEVENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Loan and Security Agreement (this “Amendment”) is entered into this [______] day of [_____],  2018, by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and COLLEGIUM PHARMACEUTICAL, INC., a Virginia corporation with an office located at 780 Dedham Street, Suite 800, Canton, Massachusetts 02021 (“Borrower”).

RECITALS

A.        Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 28, 2012, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 31, 2014, by and between Borrower and Bank, as amended by that certain Assumption and Second Amendment to Loan and Security Agreement (the “Second Amendment”) dated as of August 12, 2014, by and between Borrower and Bank, as amended by that certain Third Amendment to Loan and Security Agreement dated as of September 25, 2014, by and between Borrower and Bank, as further amended by that certain Fourth Amendment to Loan and Security Agreement dated as of October 31, 2014, by and between Borrower and Bank, as further amended by that certain Consent and Fifth Amendment to Loan and Security Agreement dated as of December 31, 2015, by and between Borrower and Bank, and as further amended by that certain Consent and Sixth Amendment to Loan and Security Agreement dated as of January 9, 2018 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.         Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.        Borrower has requested that Bank amend the Loan Agreement to (i) revise an Event of Default and (ii) make certain revisions to the Loan Agreement as more fully set forth herein.

D.        Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.        Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.        Amendment to Loan Agreement.

2.1       Section 5 (Events of Default).  Section 5 of the Loan Agreement is

1

amended by deleting the text “March 31, 2018” appearing in subsection (xi) thereof, and inserting in lieu thereof the text “August 1, 2018”.

3.         Limitation of Amendment.

3.1       The amendment set forth in Section 2, above, is effective for the purpose set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2       This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.         Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1       Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2       Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3       The organizational documents of Borrower delivered to Bank on the Second Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect, except as set forth on Exhibit 2 annexed to the Second Amendment;

4.4       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6       The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of,

2

or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7       This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.         Updated Schedule D.   Borrower has delivered an updated Schedule D (Statement of Borrower’s Information) to the Loan Agreement in connection with this Amendment attached hereto as Exhibit 1 (the “Updated Schedule D”), which Updated Schedule D shall supersede in all respects that certain Schedule D (Statement of Borrower’s Information) to the Loan Agreement previously delivered by Borrower to Bank in connection with the Second Amendment.  Borrower agrees that all references in the Loan Agreement to “Schedule D” shall hereinafter be deemed to be a reference to the Updated Schedule D.

6.         Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.         Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.         Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BANK

SILICON VALLEY BANK

By:
Name:
Title:

BORROWER

COLLEGIUM PHARMACEUTICAL, INC.

By:
Name:
Title:

EXHIBIT 1

SCHEDULE D

STATEMENT OF BORROWER’S INFORMATION

Borrower hereby represents and warrants, as of the date of the Agreement, subject to any updates provided to Bank as required under the Agreement:  (If none, please indicate so.  Attach additional pages, if necessary.)

*1.         The exact legal name of Borrower, as set forth in its formation documents, is: Collegium Pharmaceutical, Inc.

*2.         Borrower currently operates and has operated during the previous five years under only the following names: Collegium Pharmaceutical, Inc., a Virginia corporation, and Collegium Pharmaceutical, Inc., a Delaware corporation.

*3.         Borrower is organized in the Commonwealth of Virginia and is qualified to do business in the following states:  Massachusetts.

*4.         The following are all of Borrower’s Subsidiaries and their respective states (or countries, if other than the U.S.) and dates of formation, as well as the percentage of total capital stock owned by Borrower:

Name of Subsidiary	State	Date of Formation	Percentage of Total Capital Stock Owned by Borrower
Collegium NF, LLC	Delaware	December 1, 2017	100%
Collegium Securities Corporation	Massachusetts	December 22, 2015	100%

**5.        The following are all actions, suits, proceedings and investigations pending, or to Borrower’s knowledge, currently threatened by or against Borrower, in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change in Borrower’s business, operations or financial condition:

None, other than the following matters, each of which has been publicly disclosed: (i) defense of patent infringement litigation initiated by Purdue Pharma, L.P. in relation to Xtampza ER (case numbers 1:17-CV-11923-FDS (D. Mass. Oct.6, 2017) , 1:17-CV-11814-FDS (D. Mass. Sept. 21, 2017), and 1:15-CV-13099-FDS (D. Mass. Aug. 6, 2015)); (ii) defense of patent infringement litigation initiated by Purdue Pharma, L.P. in relation to Nucynta ER and IR (case number 1:18-CV-00226 (D. Del. Feb. 7, 2018)); and (iii) patent infringement litigation initiated by Collegium Pharmaceutical, Inc. against Teva Pharmaceutical USA, Inc. in relation to infringement of Collegium intellectual property (case number 1:18-CV-00300 FDS (D. Del. Feb. 22, 2018)).

**6.        The following is a description of all returns, recoveries, disputes and claims of at least $50,000 each, received by Borrower within the last thirty (30) days:

None

***7.       The following are all of Borrower’s copyrights or mask works registered with the United States Copyright Office:

None

****8.     The following are all of Borrower’s patents, trademarks and service marks, and all applications filed by Borrower in the United States Patent & Trademark Office for a patent or to register a trademark or service mark:

See Exhibit A to this Schedule D.

9.          The following is all of the Borrower’s indebtedness existing as of the date of the Agreement (other than indebtedness arising under the Agreement):

None

10.        The following is all of the Borrower’s investments (other than Subsidiaries) existing as of the date of the Agreement:

None

11.        The following are all liens to which Borrower’s assets and property are subject as of the date of the Agreement (other than liens in favor of Lender):

None

12.        Other exceptions to representations and warranties under Section 3 of the Agreement:

None

Borrower must update Bank of any material change to information:

*	at least thirty (30) days’ prior to the date of occurrence of the event necessitating such update.
**	within five (5) days’ of the date of occurrence of the event necessitating such update.
***	at least 15 days’ prior to the date of filing of any application with the United States Copyright Office.
****	at least 30 days’ prior to the date of filing of any application with the United States Patent and Trademark Office.

EXHIBIT A TO SCHEDULE D

Borrower’s patents, trademarks and service marks, and all applications filed by Borrower in the United States Patent & Trademark Office for a patent or to register a trademark or service mark

Country	Case Status	Application No.	Application Date	Patent No.	Grant Date	Title/Mark
United States of America	Granted	10/614,866	7/7/2003	7,399,488	7/15/2008	ABUSE-DETERRENT PHARMACEUTICAL COMPOSITIONS OF OPIODS AND OTHER DRUGS
United States of America	Granted	11/149,867	6/10/2005	7,771,707	8/10/2010	ABUSE-DETERRENT DRUG FORMULATIONS
United States of America	Granted	12/823,628	6/25/2010	8,449,909	5/28/2013	ABUSE-DETERRENT DRUG FORMULATIONS
United States of America	Granted	12/473,073	5/27/2009	8,557,291	10/15/2013	ABUSE-DETERRENT PHARMACEUTICAL COMPOSITIONS OF OPIOIDS AND OTHER DRUGS
United States of America	Granted	13/870,690	4/25/2013	8,758,813	6/24/2014	ABUSE-DETERRENT DRUG FORMULATIONS
United States of America	Granted	12/965,572	12/10/2010	8,840,928	9/23/2014	TAMPER-RESISTANT PHARMACEUTICAL COMPOSITIONS OF OPIODS AND OTHER DRUGS
United States of America	Granted	13/551,455	7/17/2012	9,044,398	6/2/2015	ABUSE-DETERRENT PHARMACEUTICAL COMPOSITIONS OF OPIOIDS AND OTHER DRUGS
United States of America	Granted	14/054,513	10/15/2013	9,248,195	2/2/2016	ABUSE-DETERRENT PHARMACEUTICAL COMPOSITIONS OF OPIOIDS AND OTHER DRUGS
United States of America	Granted	14/946,275	11/19/2015	9,592,200	3/14/2017	ABUSE-DETERRENT PHARMACEUTICAL COMPOSITIONS OF OPIOIDS AND OTHER DRUGS

Country	Case Status	Application No.	Application Date	Patent No.	Grant Date	Title/Mark
United States of America	Granted	14/320,086	6/30/2014	9,682,075	6/20/2017	TAMPER-RESISTANT PHARMACEUTICAL COMPOSITIONS OF OPIODS AND OTHER DRUGS
United States of America	Granted	15/255,859	9/2/2016	9,737,530	8/22/2017	PROCESS OF MAKING STABLE ABUSE-DETERRENT ORAL FORMULATIONS
United States of America	Granted	14/147,088	1/3/2014	9,763,883	9/19/2017	ABUSE-DETERRENT DRUG FORMULATIONS
United States of America	Pending	14/321,125	7/1/2014			TAMPER-RESISTANT PHARMACEUTICAL COMPOSITIONS OF OPIOIDS AND OTHER DRUGS
United States of America	Pending	15/606,112	5/26/2017			TAMPER-RESISTANT PHARMACEUTICAL COMPOSITIONS OF OPIODS AND OTHER DRUGS
United States of America	Pending	15/725,818	10/5/2017			ABUSE-DETERRENT PHARMACEUTICAL COMPOSITIONS OF OPIOIDS AND OTHER DRUGS
United States of America	Pending	15/727,134	10/6/2017			ABUSE-DETERRENT PHARMACEUTICAL COMPOSITIONS OF OPIOIDS AND OTHER DRUGS
United States of America	Pending	15/681,589	8/21/2017			ABUSE-DETERRENT DRUG FORMULATIONS
United States of America	Pending	15/649,024	7/13/2017			PROCESS OF MAKING STABLE ABUSE-DETERRENT ORAL FORMULATIONS
United States of America	Pending	15/699,229	9/8/2017			METHOD OF TREATMENT WITH OXYCODONE FORMULATIONS HAVING FOOD EFFECTS

Trademarks and Trademark Applications
Name	Application Date	Application Number	Publication Date	Registration Date	Registration Number	Status
Collegium Pharmaceutical	10/17/2014	86/426952	2/10/2015	6/6/2017	5218890	Registered
DeterX	9/19/2007	77/283090	6/17/2008	9/27/2011	4031851	Allowed
Xtampza	2/5/2015	86/525672	6/23/2015	8/23/2016	5027886	Registered